UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 30, 2025

UNISYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8729	38-0387840
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lakeview Drive, Suite 100
Blue Bell, Pennsylvania 19422

(Address of principal executive offices) (Zip Code)

(215) 986-4011
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	UIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Unisys Corporation (the "Company") is filing this Current Report on Form 8-K (this "Form 8-K") solely to present recasted reportable segment financial information and related disclosures included within Item 8. Financial Statements and Supplementary Data of the Company's Annual Report on Form 10-K for the year ended December 31, 2024 ("2024 Form 10-K") filed with the Securities and Exchange Commission ("SEC") on February 21, 2025. The information in this Form 8-K is not an amendment to or restatement of the 2024 Form 10-K.
As previously disclosed in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2025 filed with the SEC on May 1, 2025, effective January 1, 2025, the Company changed its organizational structure to better align its portfolio of solutions to more effectively address evolving client needs and take further advantage of the synergies across the Company’s reportable segments. The Company integrated its business processing solutions, which were reported within Other, into the Company’s Enterprise Computing Solutions ("ECS") and Cloud, Applications & Infrastructure Solutions ("CA&I") reportable segments. The Company's application development solution that was previously reported within ECS was operationally centralized within CA&I.
Included within Exhibit 99.1 to this Form 8-K and incorporated herein is Item 8. Financial Statements and Supplementary Data from the 2024 Form 10-K, which is recast to reflect the impact of the Company's change in reportable segments and related segment disclosures.
The Company is also filing with this Form 8-K (i) the Reports of Independent Registered Public Accounting Firms on the Company’s consolidated financial statements for the years ended December 31, 2024 and December 31, 2022, which are unchanged from the 2024 Form 10-K, other than the additional report dates included in each report to reflect the Company’s change in reportable segments, which occurred subsequent to December 31, 2024, and (ii) the related Consents.
This Form 8-K does not revise or update any section or subsection of the 2024 Form 10-K other than as expressly noted above. Moreover, in order to preserve the nature and character of the disclosures set forth in such items as originally filed in the 2024 Form 10-K, no attempt has been made in this Form 8-K, and it should not be read, to modify or update disclosures as presented in the 2024 Form 10-K to reflect events or occurrences after the date of the filing of the 2024 Form 10-K, except for matters relating specifically to the recasting of the presentation as described above and filed as part of Exhibit 99.1 to this Form 8-K. Without limiting the foregoing disclaimer, this Form 8-K does not purport to update the 2024 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management as of the filing of this Form 8-K..
This Form 8-K, including Exhibit 99.1, should be read in conjunction with the 2024 Form 10-K and the Company's filings made with the SEC subsequent to the filing of the 2024 Form 10-K, including, without limitation, the Company’s Quarterly
Report on Form 10-Q for the quarter ended March 31, 2025.
Item 9.01. Financial Statements and Exhibits

(d)	The following exhibit is being filed herewith:

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP (PCAOB ID 248)
23.2	Consent of PricewaterhouseCoopers LLP (PCAOB ID 238)
99.1	Excerpts from the Company's Annual Report on Form 10-K for the year ended December 31, 2024, reflecting revisions to Part II, Item 8
101	Interactive data file (Inline XBRL) (filed herewith)
104	Cover page Interactive Data File (embedded within the Inline Extensible Business Reporting Language document)

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unisys Corporation

Date: May 30, 2025	By:	/s/ Debra McCann
Debra McCann
Executive Vice President and Chief Financial Officer